--------------------------------------------------------------------------------
                                  HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
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Alliance Select
Investor Series

-Premier Portfolio

Annual Report
October 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 13, 2001

Dear Shareholder:

This report discusses the investment results, market activity and outlook for Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2001.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital through all market conditions. The Portfolio invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards, and leverage. In contrast to most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets. This fund is designed for the sophisticated investor who appreciates both the potential and risk of the Portfolio's investment strategies.

Investment Results

The following table provides the performance data for the Portfolio and its benchmark, the Russell 1000 Growth Index, over the six- and 12-month periods ended October 31, 2001.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                             -------------------
                                                                 Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Select Investor Series Premier Portfolio
  Class A                                                     -19.03%    -34.77%
--------------------------------------------------------------------------------
  Class B                                                     -19.26%    -35.18%
--------------------------------------------------------------------------------
  Class C                                                     -19.26%    -35.18%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     -18.37%    -39.95%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

      Additional investment results appear on pages 7-11.


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                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For the six-month period ending October 31, 2001, while an underweight position in the technology sector and an overweight position in the financial sector benefited the Portfolio's performance, the Portfolio still slightly underperformed its benchmark, the Russell 1000 Growth Index. This underperformance was mainly due to poor stock selection, namely three consumer services stocks: AT&T Wireless Group, Inc., Viacom, Inc. and AOL Time Warner, Inc.

During the most recent six-month period, the Portfolio's technology weighting was between 10% and 20% versus the benchmark's weighting of approximately 30%. The Portfolio was underweight in technology stocks due to the sector's prevalent falling end demand, high inventory levels, high valuations and little visibility or confidence in earnings. Nokia Corp., Microsoft Corp. and Electronic Data Systems Corp. were among the Fund's largest technology holdings.

The Portfolio's financial weighting was between 15% and 25%, versus a single-digit weighting for the benchmark. The Portfolio was overweight in financial stocks because of our high confidence in the sector's ability to generate on average 12% to 15% earnings per share (EPS) growth coupled with very attractive valuations at 25% to 50% discounts to the valuations of the S&P 500 Stock Index. The Portfolio's top holdings in the financial sector during the six-month period included Citigroup Inc., MBNA Corp., Fannie Mae and Household International, Inc. A good example of the Portfolio's investment philosophy of marrying prospective fundamentals with valuations is MBNA Corp. This particular stock is expected to grow EPS by 20% annually for the next few years, and currently trades at a 35% discount to the valuations of the S&P 500 Stock Index.

In regards to the Portfolio's stock selection, some of the top performing holdings during the past six months were in the health care sector. These holdings included UnitedHealth Group, Inc., Tenet Healthcare Corp., Johnson & Johnson and Baxter International, Inc. The health care sector is typically considered defensive and performs well during times of recession, which many people believe we are either already in or heading towards. Specifically, UnitedHealth Group, Inc. (an HMO) and Tenet Healthcare Corp. (a hospital company) benefited from the aging population in the U.S., and also from an ability to increase premiums faster than their costs. As the average age of Americans increases, the need for more health care services rises. Johnson & Johnson benefited from introducing a new product, specifically a drug-coated stent that reduces re-stenosis (re-narrowing of the artery). Baxter International, Inc. benefited from strong demand for their bioscience drugs along with competitors' manufacturing difficulties.


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Other top performing holdings during the past six months included Fannie Mae in the financial sector and Electronic Data Systems (EDS) in technology. Fannie Mae benefited from lower interest rates that drove strong home mortgage refinancing. EDS benefited from strong demand for its outsourcing business.

Some of the Portfolio's larger holdings that detracted from performance during the most recent six months were AT&T Wireless Group, Inc., Viacom, Inc., Nokia Corp., Pharmacia Corp. and AOL Time Warner, Inc. Only Pharmacia Corp. has been eliminated from the Portfolio. We believe the fundamentals of the other four securities are intact and, consequently, we will continue to hold them in the Portfolio.

For the 12-month period ending October 31, 2001, the Portfolio's outperformance versus the benchmark was a result of relatively strong stock selection coupled with an underweight position in the technology sector and an overweight position in the financial sector. Some of the Portfolio's best performing stocks during the 12-month period were three financial stocks (Citigroup, Fannie Mae and Household International), three health care companies (UnitedHealth Group, Baxter International and Johnson and Johnson), two technology stocks (Microsoft Corp. and Electronic Data Services), one retail company (Kohl's Corp.), and one multi-industry company (Tyco International Ltd.). The Portfolio's worst performing stocks were mainly in the technology sector. Cisco Systems, Inc. and Nokia Corp. were two large holdings that were down over 50%. Smaller holdings in JDS Uniphase Corp., Juniper Networks, Inc., EMC Corp., Micron Technology, Inc., Nortel Networks Corp., Sun Microsystems, Inc. and Amdocs Ltd. also negatively impacted the Fund's returns.

The Year in Review

The year can best be described as weak fundamentals triumphing over monetary and fiscal stimuli. During the 12-month period under review, U.S. equities declined as investor concerns focused on U.S. economic deceleration and technology sector demand/overcapacity issues. The gross domestic product (GDP) fell from 6% in the June 2000 quarter to -1% in the September 2001 quarter. Corporate earnings plummeted throughout the year, which led to lower equity valuations. While our absolute performance during the year was disappointing, the Portfolio's performance versus its benchmark remained favorable.

The year was full of uncertainty, as investors hoping for an economic recovery were disappointed. Short-term rallies in the market were followed by new lows in the market. While we braced for a difficult year by underweighting aggressive sectors such as technology and investing in defensive sectors such as health care, several of


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

our individual holdings still proved disappointing.

In the technology sector, Cisco Systems, Inc., which was down 65% year-to-date, disappointed investors as its customers slowed capital expenditures. The buildup in telecommunications infrastructure was not met with a comparable increase in usage. Time will take care of this imbalance. We feel Cisco Systems, Inc. will still be a long-term winner. Nokia Corp., which was down 50% year-to-date, struggled as handset demand slowed due to economic weakness. Also, lower subsidies by the wireless operators and the slow rollout of data services curbed new subscriber growth. We still believe Nokia Corp. is the best-positioned wireless company that will be able to take advantage of the inevitable rollout of data services. Nokia Corp. continues to set themselves apart from all their competitors on most financial metrics. Given a better economy, Nokia Corp. should resume its 20% annual growth.

In the health care sector, surprisingly, several of our defensive pharmaceutical companies that were supposed to hold up well in a weak market disappointed our expectations. Pharmacia Corp. did not get certain new drug approvals, and Schering-Plough Corp. had manufacturing issues. Offsetting some of the weakness in pharmaceuticals was strength in the health care service sector, specifically UnitedHealth Group, Inc., Tenet Healthcare Corp. and Cardinal Health, Inc. These companies benefited from the aging population in the U.S. Also, these companies were able to deliver favorable earnings due to weaker competition than in years past.

The Portfolio's investment philosophy is to marry future fundamentals with current stock price. Two of the Portfolio's larger holdings exemplify this philosophy. Pfizer, Inc. is the fastest growing large-cap pharmaceutical name. It is expected to grow EPS by 20% annually for the next few years. For that growth, investors must pay only 25 times year 2002 EPS, or a 10% premium to the market. Our second largest holding, Tyco International Ltd., is a well-managed conglomerate that should grow EPS 20% annually for the next two years, most likely from a combination of 15% organic growth and 5% from acquisitions. The stock trades at 15 times year 2002 EPS year-to-date, or a 35% discount to the market.

The market normally grows earnings 7% annually. The fact that the market is willing to offer investors such attractively priced growth stocks gives us confidence in the Portfolio's current portfolio. Only time will tell if we are correct, but history has shown that stock prices typically will follow their fundamentals. If we are right about the fundamentals, the stock price should take care of itself.

Market Environment and Outlook

While the tragic events of September 11 did indeed negatively impact the stock market, as a result of the event, considerable monetary stimulus will be injected into the pipeline of the U.S. economy. The additional rate cuts from the Federal Reserve through year-end


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

lead us to believe that a recovery, though delayed, will occur.

In the near term, consumer spending will likely continue to be fragile and negatively impacted by additional layoffs and the uncertainty of the ongoing military action. We can expect corporate profits to suffer in the near term. In addition, market volatility will likely vacillate until investors gain some level of comfort regarding the scope and duration of the U.S. military action. Lower third quarter estimates for many companies were expected prior to September 11, and we will carefully differentiate to what degree the attacks will exacerbate these profit figures further. The possibility for a global recession remains cloudy and future events at this point are clearly unpredictable. However, we place emphasis on the structure of the market and economic status prior to the tragic events. We expect any negative impact from the events of September 11 to take effect on the market in the shorter-term, possibly pushing our economy into a recession sooner. However, due to the large monetary stimulus, our economy will probably recover sooner and faster than initially anticipated.

Portfolio Strategy

As we began the month of September, we emphasized a defensive posture in the Portfolio. We did this in anticipation of mildly increasing our aggressiveness on individual names as economic indicators or company prospects improved. This was evidenced by our higher conviction in the financial services, health care, pharmaceuticals and consumer services sectors. We had structured the Portfolio with attractively priced securities exhibiting several characteristics: those with clearer forward visibility and those in which we had the highest confidence in their ability to generate low-teens to 20% rates of earnings growth.

As a result of significant price weakness and strong monetary stimulus since September 11, we increased the degree of aggressiveness in the Portfolio on a stock-by-stock basis where we were comfortable with the quality of each stock's fundamentals. We have reduced our holdings in defensive sectors such as pharmaceuticals and consumer durables and have increased our holdings in the technology and consumer services sectors. The foundation for Alliance Capital's large-cap growth philosophy is that successful investing is derived from the correct marriage of fundamentals and price--one that has endured numerous types of market cycles over the past 23 years. We intend to continue applying this philosophy to our investment process during this tumultuous and historic period.

We currently have the Portfolio structured with a 105% to 110% net long position (within an 80% to 120% range). This is up from 90% to 95% net long at the end of August 2001 on the belief that valuations have corrected significantly, cash is on the sidelines and monetary policy should start to work in the first half of 2002. We will become more aggressive when we sense a bottom to current worldwide fundamentals.

At the end of October, the Portfolio's gross long portfolio had a weighted av-


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                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

erage price-to-earnings (P/E) multiple of 21x year 2002 EPS for a 3-year projected EPS growth rate of 18%. These metrics compare favorably to the S&P 500 Stock Index's valuation of 22x year 2002 EPS and a 3-year growth rate of 7% annually. We believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (at least twice the market's growth rate) for a slight discount to the market's valuation.

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President


[PHOTO]     John D. Carifa

[PHOTO]     Alfred Harrison

[PHOTO]     Michael J. Reilly

Alfred Harrison and Michael J. Reilly, Portfolio Managers, have 52 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 10/31/01

[The following table was depicted as a mountain chart in the printed material.]

                    Alliance Select Investor             Russell 1000
                    Series Premier Portfolio             Growth Index
---------------------------------------------------------------------
     7/31/98                  9577                           10000
    10/31/98                  9155                            9888
    10/31/99                 13622                           13274
    10/31/00                 13760                           14513
    10/31/01                  8975                            8715


Alliance Select Investor Series Premier Portfolio Class A: $8,947

Russell 1000 Growth Index: $8,715

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 10/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

* Closest month-end after Portfolio's Class A share inception date of 7/29/98.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

               Alliance Select Investor Series Premier Portfolio--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                        Alliance Select Investor        Russell 1000
                        Series Premier Portfolio        Growth Index
--------------------------------------------------------------------------------
      10/31/98*                   -4.70%                    -1.12%
      10/31/99                    48.79%                    34.25%
      10/31/00                     1.02%                     9.33%
      10/31/01                   -34.77%                   -39.95%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Premier Portfolio.

* The Portfolio's return for the period ended 10/31/98 is from the Portfolio's inception date of 7/29/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 7/31/98 through 10/31/98.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $214.2
7/29/98
Class B Shares
7/29/98
Class C Shares
7/29/98

SECTOR BREAKDOWN

Consumer Services

  10.0% Retail--General Merchandise
   6.0% Broadcasting & Cable
   5.1% Cellular Communications                 [PIE CHART]
   1.1% Entertainment & Leisure

Finance

   4.9% Mortgage Banking
   2.6% Brokerage & Money Management
   2.1% Insurance
  12.4% Miscellaneous

Technology

   8.4% Computer Services
   5.9% Communication Equipment
   3.4% Computer Software
   1.1% Computer Hardware
   0.7% Semiconductor Components

Health Care

   9.7% Medical Services
   4.2% Drugs
   3.5% Medical Products

Multi-Industry

  10.6% Capital Goods

Consumer Staples

   2.2% Retail--Food & Drug
   0.9% Tobacco
   0.3% Food

   4.9%  Short-Term

All data as of October 31, 2001. The Portfolio's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

COUNTRY BREAKDOWN

  94.8%  United States                          [PIE CHART]
   4.3%  Finland
   0.9%  United Kingdom

All data as of October 31, 2001. The Portfolio's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -34.77%                   -37.54%
           Since Inception*                -2.06%                    -3.35%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -35.18%                   -37.75%
           Since Inception*                -2.78%                    -3.07%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -35.18%                   -35.83%
           Since Inception*                -2.78%                    -2.78%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                                      Class A           Class B          Class C
                                      Shares            Shares           Shares
--------------------------------------------------------------------------------
                    1 Year            -42.59%           -42.77%          -41.00%
           Since Inception*            -4.07%            -3.77%           -3.47%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes: 7/29/98.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 11

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                     $ 13,968,451                 6.5%
--------------------------------------------------------------------------------
General Electric Co.                             12,488,630                 5.8
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                    11,631,659                 5.4
--------------------------------------------------------------------------------
Fannie Mae                                       10,095,712                 4.7
--------------------------------------------------------------------------------
Kohl's Corp.                                      9,826,287                 4.6
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                        9,521,614                 4.5
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                         8,964,921                 4.2
--------------------------------------------------------------------------------
UnitedHealthcare Corp.                            8,560,650                 4.0
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                                7,581,128                 3.5
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                             7,072,186                 3.3
--------------------------------------------------------------------------------
                                               $ 99,711,238                46.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001
                                                     ---------------------------
                                                               Shares+
                                                     ---------------------------
Purchases                                             Bought   Holdings 10/31/01
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                226,600           226,600
--------------------------------------------------------------------------------
Baxter International, Inc.                            55,900            55,900
--------------------------------------------------------------------------------
Concord EFS, Inc.                                     97,200            97,200
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                        134,300           180,700
--------------------------------------------------------------------------------
First Data Corp.                                      33,200            45,900
--------------------------------------------------------------------------------
General Electric Co.                                 343,000           343,000
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl. A             106,500           106,500
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             56,100            56,100
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                             135,700           135,700
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                37,800            76,200
--------------------------------------------------------------------------------

Sales                                                   Sold   Holdings 10/31/01
--------------------------------------------------------------------------------
BP Plc ADR                                           168,500                -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                  312,900           197,500
--------------------------------------------------------------------------------
Citigroup, Inc.                                      248,600            96,400
--------------------------------------------------------------------------------
Fannie Mae                                            52,700           124,700
--------------------------------------------------------------------------------
Honeywell International, Inc.                        443,200                -0-
--------------------------------------------------------------------------------
MBNA Corp.                                           142,600           505,920
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                             29,800           437,100
--------------------------------------------------------------------------------
Pfizer, Inc.                                         512,550                -0-
--------------------------------------------------------------------------------
Tyco International Ltd.                              261,300           154,693
--------------------------------------------------------------------------------
Viacom Inc. Cl. B                                     82,900            94,108
--------------------------------------------------------------------------------

(a)   Adjusted for market value of call options purchased.
+     Adjusted for stock splits.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                 Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-86.7%

Consumer Services-21.5%
Broadcasting & Cable-5.8%
AOL Time Warner, Inc.(a) ......................        226,600    $   7,072,186
Comcast Corp.-Special Cl.A(a) .................         54,400        1,949,696
Viacom, Inc. Cl. B(a) .........................         94,108        3,435,883
                                                                  -------------
                                                                     12,457,765
                                                                  -------------
Cellular Communications-4.9%
AT&T Wireless Services, Inc.(a) ...............        384,900        5,557,956
Sprint Corp. (PCS Group)(a) ...................        135,700        3,026,110
Vodafone Group PLC (ADR) (United Kingdom) .....         23,000          531,760
Vodafone Group PLC (United Kingdom) ...........        578,605        1,337,766
                                                                  -------------
                                                                     10,453,592
                                                                  -------------
Entertainment & Leisure-1.1%
Harley-Davidson, Inc. .........................         50,900        2,303,734
                                                                  -------------

Retail - General Merchandise-9.7%
Home Depot, Inc.(b) ...........................        171,350        6,550,711
Kohl's Corp.(a)(b) ............................        176,700        9,826,287
Target Corp. ..................................         91,800        2,859,570
Wal-Mart Stores, Inc. .........................         29,700        1,526,580
                                                                  -------------
                                                                     20,763,148
                                                                  -------------
                                                                     45,978,239
                                                                  -------------
Finance-19.7%
Brokerage & Money Management-2.5%
Merrill Lynch & Co., Inc. .....................         56,100        2,452,131
Morgan Stanley Dean Witter & Co. ..............         20,700        1,012,644
The Goldman Sachs Group, Inc. .................         24,000        1,875,840
                                                                  -------------
                                                                      5,340,615
                                                                  -------------
Insurance-2.0%
American International Group, Inc. ............         54,400        4,275,840
                                                                  -------------

Miscellaneous-10.5%
Citigroup, Inc.(b) ............................         96,400        4,388,128
Household International, Inc. .................         80,800        4,225,840
MBNA Corp. ....................................        505,920       13,968,451
                                                                  -------------
                                                                     22,582,419
                                                                  -------------
Mortgage Banking-4.7%
Fannie Mae ....................................        124,700       10,095,712
                                                                  -------------
                                                                     42,294,586
                                                                  -------------
Technology-18.9%
Communication Equipment-5.7%
Cisco Systems, Inc.(a) ........................        197,500        3,341,700
Nokia Corp. ADR (Finland) .....................        437,100        8,964,921
                                                                  -------------
                                                                     12,306,621
                                                                  -------------


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Computer Hardware-1.1%
Dell Computer Corp.(a) ........................         45,100    $   1,081,498
International Business Machines Corp. .........         11,700        1,264,419
                                                                  -------------
                                                                      2,345,917
                                                                  -------------
Computer Services-8.1%
Concord EFS, Inc.(a) ..........................         97,200        2,660,364
Electronic Data Systems Corp. .................        180,700       11,631,659
First Data Corp. ..............................         45,900        3,101,463
                                                                  -------------
                                                                     17,393,486
                                                                  -------------
Computer Software-3.3%
Microsoft Corp.(a)(b) .........................        121,500        7,065,225
                                                                  -------------

Semiconductor Components-0.7%
Intel Corp. ...................................         43,400        1,059,828
Texas Instruments, Inc. .......................         14,100          394,659
                                                                  -------------
                                                                      1,454,487
                                                                  -------------
                                                                     40,565,736
                                                                  -------------
Healthcare-14.4%
Drugs-1.6%
American Home Products Corp. ..................          5,500          307,065
Schering-Plough Corp. .........................         84,700        3,149,146
                                                                  -------------
                                                                      3,456,211
                                                                  -------------
Medical Products-3.4%
Baxter International, Inc. ....................         55,900        2,703,883
Johnson & Johnson .............................         45,600        2,640,696
Medtronic, Inc. ...............................         48,700        1,962,610
                                                                  -------------
                                                                      7,307,189
                                                                  -------------
Medical Services-9.4%
Anthem, Inc.(a) ...............................          7,900          330,852
Cardinal Health, Inc. .........................         58,600        3,932,646
Health Management Associates, Inc. Cl. A(a)  ..        106,500        2,075,685
Tenet Healthcare Corp.(a) .....................         76,200        4,383,024
UnitedHealth Group, Inc. ......................        130,200        8,560,650
Wellpoint Health Networks, Inc. ...............          7,200          803,448
                                                                  -------------
                                                                     20,086,305
                                                                  -------------
                                                                     30,849,705
                                                                  -------------
Multi-Industry-9.4%
Capital Goods-9.4%
General Electric Co. ..........................        343,000       12,488,630
Tyco International Ltd. .......................        154,693        7,601,614
                                                                  -------------
                                                                     20,090,244
                                                                  -------------
Consumer Staples-2.8%
Food-0.3%
SYSCO Corp. ...................................         22,500          542,475
                                                                  -------------


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares/
                                               Contracts(c) or
                                                     Principal
                                                        Amount
Company                                                  (000)            Value
--------------------------------------------------------------------------------

Retail - Food & Drug-2.1%
Walgreen Co. ..................................        140,700    $   4,555,866
                                                                  -------------

Tobacco-0.4%
Philip Morris Cos., Inc. ......................         19,400          907,920
                                                                  -------------
                                                                      6,006,261
                                                                  -------------
Total Common Stocks
   (cost $183,652,228) ........................                     185,784,771
                                                                  -------------

SHORT TERM INVESTMENTS-4.7%

Commercial Paper-4.5%
General Electric Capital Corp.
   2.64%, 11/01/01 ............................          9,731        9,731,000

Time Deposit-0.2%
Bank of New York
   2.25%, 11/01/01 ............................            370          370,000
                                                                  -------------

Total Short Term Investments
   (cost $10,101,000) .........................                      10,101,000
                                                                  -------------

CALL OPTIONS PURCHASED-5.3%(a)
   Citigroup, Inc.
   expiring Jan '02 @ $25 .....................          1,550        3,193,000
Pfizer, Inc.
   expiring Jan '02 @ $25 .....................          3,105        5,247,450
Philip Morris Cos., Inc.
   expiring Jan '02 @ $25 .....................            470        1,031,650
Tyco International Ltd.
   expiring Jan '02 @ $30 .....................          1,000        1,920,000
                                                                  -------------

Total Call Options Purchased
   (cost $14,043,377) .........................                      11,392,100
                                                                  -------------

Total Investments-96.7%
   (cost $207,796,605) ........................                     207,277,871
                                                                  -------------


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

SECURITIES SOLD SHORT-(1.1%)(a)
Amazon.com, Inc. ..............................        (49,900)   $    (348,302)
BioReliance Corp. .............................        (16,500)        (439,725)
Black Box Corp. ...............................        (10,500)        (472,815)
CTC Communications Group, Inc. ................       (124,900)        (686,950)
Pixar, Inc. ...................................        (11,700)        (431,730)
                                                                  -------------

Total Securities Sold Short
   (proceeds $2,554,985) ......................                      (2,379,522)
                                                                  -------------

Total Investments, Net of Securities
   Sold Short-95.6%
   (cost $205,241,620) ........................                     204,898,349
Other assets less liabilities-4.4% ............                       9,350,563
                                                                  -------------

Net Assets-100% ...............................                   $ 214,248,912
                                                                  =============

(a)   Non-income producing security.
(b) Security, or a portion thereof, which has been segregated to collateralize short sales. This collateral has a total market value of approximately $8,135,525.
(c)   One contract relates to 100 shares unless indicated otherwise.

      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $207,796,605) .....     $ 207,277,871
Cash ........................................................            12,510
Foreign cash at value (cost $974,174) .......................           974,174
Receivable for investment securities sold ...................         9,176,920
Receivable for capital stock sold ...........................         1,533,501
Due from broker for short sales .............................         1,274,753
Interest and dividends receivable ...........................            66,386
Other assets ................................................            10,000
                                                                  -------------
Total assets ................................................       220,326,115
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $2,554,985) .......         2,379,522
Payable for capital stock redeemed ..........................         2,152,400
Payable for investment securities purchased .................           847,815
Advisory fee payable ........................................           263,431
Distribution fee payable ....................................           151,479
Administration fee payable ..................................            45,833
Accrued expenses ............................................           236,723
                                                                  -------------
Total liabilities ...........................................         6,077,203
                                                                  -------------
Net Assets ..................................................     $ 214,248,912
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      23,721
Additional paid-in capital ..................................       310,232,475
Accumulated net realized loss on investments,
   written options, foreign currency and
   futures transactions .....................................       (95,664,013)
Net unrealized depreciation of investments ..................          (343,271)
                                                                  -------------
                                                                  $ 214,248,912
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($58,209,184/6,331,191 shares of capital stock
   issued and outstanding) ..................................             $9.19
Sales charge--4.25% of public offering price ................               .41
                                                                          -----
Maximum offering price ......................................             $9.60
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($96,526,887/10,757,204 shares of capital stock
   issued and outstanding) ..................................             $8.97
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($59,512,841/6,632,338 shares of capital stock
   issued and outstanding) ..................................             $8.97
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest .....................................     $1,774,575
Dividends (net of foreign taxes withheld
   of $36,186) ...............................      1,612,961
                                                   ----------
                                                                  $   3,387,536
Expenses
Advisory fee .................................      4,181,349
Distribution fee - Class A ...................        252,513
Distribution fee - Class B ...................      1,377,122
Distribution fee - Class C ...................        869,655
Transfer agency ..............................        254,606
Custodian ....................................        189,708
Administrative fee ...........................        137,500
Printing .....................................         84,017
Audit and legal ..............................         76,409
Registration .................................         64,742
Directors' fees ..............................         19,593
Dividends on securities sold short ...........          3,716
Miscellaneous ................................         27,048
                                                   ----------
Total expenses ...............................                        7,537,978
                                                                  -------------
Net investment loss ..........................                       (4,150,442)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments, Short Sales,
Options Written, Futures and
Foreign Currency Transactions
Net realized loss on investment
   transactions ..............................                      (92,641,343)
Net realized gain on short sale
   transactions ..............................                          702,492
Net realized gain on written option
   transactions ..............................                        3,185,098
Net realized loss on futures transactions ....                       (1,783,088)
Net realized gain on foreign currency
   transactions ..............................                            2,804
Net change in unrealized
   appreciation/depreciation
   of investments, short sales
   and options written .......................                      (47,853,102)
                                                                  -------------
Net loss on investments ......................                     (138,387,139)
                                                                  -------------
Net Decrease in Net Assets from
   Operations ................................                    $(142,537,581)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2001             2000
                                                 =============    =============
Decrease in Net Assets from Operations
Net investment loss ..........................   $  (4,150,442)   $  (6,896,314)
Net realized loss on investment, short sales,
   written option, foreign currency and
   futures transactions ......................     (90,534,037)      (1,738,746)
Net change in unrealized
   appreciation/depreciation of investments,
   short sales and options written ...........     (47,853,102)      (2,844,095)
                                                 -------------    -------------
Net decrease in net assets from operations ...    (142,537,581)     (11,479,155)
Distributions to Shareholders from:
Net realized gain on investments .............      (3,381,676)      (2,416,332)
Capital Stock Transactions
Net increase (decrease) ......................     (37,837,678)     150,103,607
                                                 -------------    -------------
Total increase (decrease) ....................    (183,756,935)     136,208,120
Net Assets
Beginning of period ..........................     398,005,847      261,797,727
                                                 -------------    -------------
End of period ................................   $ 214,248,912    $ 398,005,847
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Biotechnology Portfolio, the Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes premiums and amortizes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to share-


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

holders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss, accumulated net realized loss on investment transactions and additional paid in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. The Basic Fee may be increased to as much as 1.40% annualized or decreased to as little as .80% annualized. The fee will equal 1.10% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from August 1998 through the current month until the Agreement has been in effect for 36 months. During the year ended October 31, 2001, the effective advisory fee was at the annualized rate of 1.35% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2001, such fees amounted to $137,500.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $138,712 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $3,697 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $6,228 from the sale of Class A shares and $5,087, $505,971 and


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

$18,222 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001, amounted to $1,813,566, of which $46,933 was paid to Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,610,613 and $1,140,211 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $949,050,502 and $961,889,865, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $216,088,404. Accordingly, gross unrealized appreciation of investments was $7,670,913 and gross unrealized depreciation of investments was $16,481,446 resulting in net unrealized depreciation of $8,810,533, excluding short sales.

At October 31, 2001, the Fund had a net capital loss carryover of $87,109,568 which expires in 2009. To the extent that any net capital loss carryover is used to offset future gains, those gains will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts. The Fund bears the market risk that arises from changes in the value of these financial instruments.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2001, the Fund had no outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended October 31, 2001 were as follows:

                                                     Number of
                                                     Contracts       Premiums
                                                    ===========    ============
Options outstanding at beginning
   of period ....................................           516    $    193,280
Options written .................................        16,633      15,016,191
Options terminated in closing purchase
   transactions .................................       (17,149)    (15,209,471)
                                                    -----------    ------------
Options outstanding at October 31, 2001 .........            -0-   $         -0-
                                                    -----------    ------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, di-


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

vided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   ----------------------------    ----------------------------
                              Shares                          Amount
                   ----------------------------    ----------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                    October 31,     October 31,     October 31,     October 31,
                           2001            2000            2001            2000
                   ------------------------------------------------------------
Class A
Shares sold           6,602,499       5,850,768    $ 74,481,657    $ 91,783,673
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          55,124          40,641         738,107         608,811
-------------------------------------------------------------------------------
Shares converted
  from Class B               -0-          2,855              -0-         44,024
-------------------------------------------------------------------------------
Shares redeemed      (8,646,411)     (3,546,185)    (95,242,525)    (55,836,119)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (1,988,788)      2,348,079    $(20,022,761)   $ 36,600,389
===============================================================================

Class B
Shares sold           3,634,133       6,225,950    $ 43,973,148    $ 95,578,706
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          71,015          44,582         933,137         660,267
-------------------------------------------------------------------------------
Shares converted
  to Class A                 -0-         (2,895)             -0-        (44,024)
-------------------------------------------------------------------------------
Shares redeemed      (5,438,187)     (2,019,856)    (57,844,555)    (31,250,995)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (1,733,039)      4,247,781    $(12,938,270)   $ 64,943,954
===============================================================================

Class C
Shares sold           3,583,161       4,892,013    $ 43,490,522    $ 75,096,870
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          41,510          25,294         545,437         374,851
-------------------------------------------------------------------------------
Shares redeemed      (4,538,246)     (1,755,667)    (48,912,606)    (26,912,457)
-------------------------------------------------------------------------------
Net increase
  (decrease)           (913,575)      3,161,640    $ (4,876,647)   $ 48,559,264
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ---------------------------------------------
                                                                Class A
                                             ---------------------------------------------
                                                                                  July 29,
                                                  Year Ended October 31,        1998(a) to
                                             --------------------------------  October 31,
                                                2001         2000        1999         1998
                                             ---------------------------------------------
Net asset value, beginning of period .....   $ 14.21     $  14.18     $  9.53      $ 10.00
                                             ---------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ...................      (.09)        (.20)       (.22)        (.03)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and written option transactions ........     (4.81)         .35        4.87         (.44)
                                             ---------------------------------------------
Net increase (decrease) in net
  asset value from operations ............     (4.90)         .15        4.65         (.47)
                                             ---------------------------------------------
Less: Distributions
Distributions from net realized gains ....      (.12)        (.12)         -0-          -0-
                                             ---------------------------------------------
Net asset value, end of period ...........   $  9.19     $  14.21     $ 14.18      $  9.53
                                             =============================================
Total Return
Total investment return based
  on net asset value(c) ..................    (34.77)%       1.02%      48.79%       (4.70)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $58,209     $118,233     $84,657      $25,835
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements ...............      1.93%        1.69%       2.18%        2.50%(d)
  Expenses, before
    waivers/reimbursements ...............      1.93%        1.69%       2.20%        2.70%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on
    short sales ..........................      1.93%        1.69%       2.20%        2.70%(d)
  Net investment loss, net of
    waivers/reimbursements ...............      (.82)%      (1.24)%     (1.70)%      (1.19)%(d)
Portfolio turnover rate ..................       345%         174%         87%          29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ----------------------------------------------
                                                                Class B
                                             ----------------------------------------------
                                                                                   July 29,
                                                  Year Ended October 31,         1998(a) to
                                             ---------------------------------  October 31,
                                                2001         2000         1999         1998
                                             ----------------------------------------------
Net asset value, beginning of period .....   $ 13.96     $  14.03     $   9.49      $ 10.00
                                             ----------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ...................      (.17)        (.30)        (.30)        (.04)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and written option transactions ........     (4.70)         .35         4.84         (.47)
                                             ----------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................     (4.87)         .05         4.54         (.51)
                                             ----------------------------------------------
Less: Distributions
Distributions from net realized gains ....      (.12)        (.12)          -0-          -0-
                                             ----------------------------------------------
Net asset value, end of period ...........   $  8.97     $  13.96     $  14.03      $  9.49
                                             ==============================================
Total Return
Total investment return based
  on net asset value(c) ..................    (35.18)%        .31%       47.84%       (5.10)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $96,527     $174,402     $115,624      $38,887

Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements ...............      2.64%        2.40%        2.87%        3.20%(d)
  Expenses, before
    waivers/reimbursements ...............      2.64%        2.40%        2.89%        3.39%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on
    short sales ..........................      2.64%        2.39%        2.89%        3.39%(d)
  Net investment loss, net of
    waivers/reimbursements ...............     (1.54)%      (1.95)%      (2.40)%      (1.87)%(d)
Portfolio turnover rate ..................       345%         174%          87%          29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ---------------------------------------------
                                                                Class C
                                             ---------------------------------------------
                                                                                  July 29,
                                                  Year Ended October 31,        1998(a) to
                                             --------------------------------  October 31,
                                                2001         2000        1999         1998
                                             ---------------------------------------------
Net asset value, beginning of period .....   $ 13.96     $  14.03     $  9.50      $ 10.00
                                             ---------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ...................      (.17)        (.31)       (.30)        (.04)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and written option transactions ........     (4.70)         .36        4.83         (.46)
                                             ---------------------------------------------
Net increase (decrease) in net asset
  value from operations ..................     (4.87)         .05        4.53         (.50)
                                             ---------------------------------------------
Less: Distributions
Distributions from net realized gains ....      (.12)        (.12)         -0-          -0-
                                             ---------------------------------------------
Net asset value, end of period ...........   $  8.97     $  13.96     $ 14.03      $  9.50
                                             =============================================
Total Return
Total investment return based
   on net asset value(c) .................    (35.18)%        .31%      47.68%       (5.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $59,513     $105,370     $61,517      $20,904
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements ...............      2.63%        2.39%       2.87%        3.20%(d)
  Expenses, before
    waivers/reimbursements ...............      2.63%        2.39%       2.89%        3.39%(d)
  Expenses, before waivers/reimbursements,
    excluding interest expense on
    short sales ..........................      2.63%        2.39%       2.89%        3.39%(d)
  Net investment loss, net of
    waivers/reimbursements ...............     (1.54)%      (1.95)%     (2.40)%      (1.85)%(d)
Portfolio turnover rate ..................       345%         174%         87%          29%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 29

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Select Investor Series, Inc. Premier Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Premier Portfolio (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 14, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $3,381,676 of long term capital gain distributions during the fiscal year ended October 31, 2001, subject to the maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2001.


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPA1001